UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2025

Repare Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Québec	001-39335	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7171 Frederick-Banting, Building 2, Suite 270 St-Laurent, Québec, Canada	H4S 1Z9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 412-7018

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, no par value	RPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Entry into Asset Purchase Agreement

On December 23, 2025 (the “Closing Date”), Repare Therapeutics Inc. (the “Company”) and Gilead Sciences, Inc. (“Gilead”) entered into an asset purchase agreement (the “Asset Purchase Agreement”), pursuant to which Gilead (i) acquired all of the Company’s assets primarily related to or necessary for the conduct of the Company’s RP-3467 program, which is currently in clinical development for the treatment of advanced solid tumors (the “Transferred Assets”); and (ii) assumed liabilities under contracts transferred to Gilead under the Asset Purchase Agreement and liabilities arising out of the use, ownership, possession, operation or sale of the Transferred Assets after the closing of the Asset Sale (as such term is later defined) (the “Closing”), subject to certain exceptions (collectively, the “Asset Sale”). Gilead did not acquire, among other assets, any and all assets solely related to the Company’s other programs, including RP-1664 and lunresertib/camonsertib, employee contracts, cash, accounts receivable, real property or equipment.

Pursuant to the Asset Purchase Agreement, Gilead will pay the Company an aggregate purchase price of up to $30,000,000 in cash, consisting of (i) a $22,000,000 payment due to the Company no later than December 31, 2025, (ii) a holdback amount of up to $3,000,000 that may become payable after one year in accordance with the terms of the Asset Purchase Agreement and (iii) a $5,000,000 transfer completion payment (the “Transfer Completion Payment”) due upon successful completion of the transfer plan included as an exhibit to the Asset Purchase Agreement.

The Asset Purchase Agreement, the Asset Sale and the other transactions contemplated by the Asset Purchase Agreement have been approved by the board of directors of the Company.

The Asset Purchase Agreement contains customary representations, warranties, conditions and covenants, including covenants (i) concerning the conduct of the Company during the period commencing on the Closing Date and ending on the fifth (5th) anniversary of the Closing Date and (ii) requiring the Company to keep confidential and not publish or otherwise disclose or use non-public information that it possesses that is included in or related to the Company’s RP-3467 program.

The Company has also agreed to indemnify Gilead from and against any losses due to breaches of the Company’s representations, warranties and covenants contained in the Asset Purchase Agreement, certain employee matters, taxes, fraud and any excluded assets or excluded liabilities, with Gilead’s recovery for such losses, except for losses associated with fraud, excluded assets or excluded liabilities, limited to the purchase price actually received by the Company at any time under the Asset Purchase Agreement. Gilead’s recovery for such losses associated with breaches of representations and warranties, other than fundamental representations and warranties, is limited to $3,000,000. Gilead has agreed to indemnify the Company from and against any losses due to breaches of Gilead’s representations and warranties, covenants and any assumed liability, with the Company’s recovery for losses associated with breaches of representations and warranties limited to the purchase price actually paid at any time under the Asset Purchase Agreement.

The Asset Purchase Agreement has been included as an exhibit hereto to this Current Report on 8-K solely to provide investors with information regarding its terms. It is not intended to be a source of financial, business or operational information about the Company. The representations, warranties and covenants contained in the Asset Purchase Agreement were made only for the purposes of the Asset Purchase Agreement as of the dates specified therein and solely for the benefit of the parties to the Asset Purchase Agreement. In addition, the representations, warranties and covenants contained in the Asset Purchase Agreement may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Asset Purchase Agreement, including the Company’s representations, warranties and covenants being qualified by confidential disclosure schedules made for the purpose of allocating contractual risk among the parties as opposed to establishing such matters as facts, and may further be subject to certain standards of materiality applicable to the parties that differ from those applicable to investors. As a result, investors should not rely on the representations, warranties and covenants included in the Asset Purchase Agreement, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company and its business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing description of the terms of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Assignment of New York University License Agreement

In connection with entering into the Asset Purchase Agreement, the Company and New York University entered into a Consent to Assignment, effective as of the Closing Date (the “Consent to Assignment”), pursuant to which New York University consented to the Company’s request to assign and transfer all of its rights pursuant to that certain Amended and Restated License Agreement, dated July 19, 2018, by and between the Company and New York University, to Gilead.

The foregoing description of the terms of the Consent to Assignment is not complete and is qualified in its entirety by reference to the Consent to Assignment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, in exchange for a one-time payment of $250,000.

Item 7.01	Regulation FD Disclosure.

On December 24, 2025, the Company issued a press release announcing its entry into the Asset Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

As previously announced, on November 14, 2025, the Company entered into a definitive arrangement agreement (the “Arrangement Agreement”) with XenoTherapeutics, Inc. and Xeno Acquisition Corp. (jointly, “Xeno”), pursuant to which Xeno will acquire all of the issued and outstanding common shares of the Company (the “Common Shares”). Under the terms of the Arrangement Agreement, the Company’s shareholders will receive a cash payment per Common Share that will be determined based upon the Company’s cash balance at closing of the Arrangement Transaction (the “Arrangement Closing”) after deducting certain transaction costs and the aggregate amount of outstanding liabilities (the “Closing Net Cash Amount”). The upfront portion of the consideration payable under the Asset Purchase Agreement with Gilead (described under Item 1.01 to this Current Report) has increased the Company’s cash balance and, therefore, has also increased the estimated Closing Net Cash Amount. Based on the Company’s revised estimate of the Closing Net Cash Amount, it is now currently estimated that each Company shareholder will receive a cash payment of approximately US$2.20 per Common Share at the Arrangement Closing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and securities laws in Canada. All statements in this Current Report on Form 8-K other than statements of historical facts are “forward-looking statements”. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding: the Company’s expectations and intentions regarding the effects of the Asset Sale and completion of the transfer plan and receipt of the Transfer Completion Payment. In this communication, these forward-looking statements are based on the Company’s current expectations, estimates and projections regarding its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements are subject to various known and unknown risks and uncertainties, many of which are beyond the ability of the Company to control or predict, and which may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied thereby, including the consummation of the Asset Sale and the anticipated benefits thereof. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Current Report on Form 8-K. Other factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements in this Current Report on Form 8-K are identified in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) and the Québec Autorité des Marchés Financiers (“AMF”) on March 3, 2025, and in other filings made with the SEC and AMF from time to time, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. The Company expressly disclaims any obligation to update any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise, except as otherwise required by law.

Additional Information and Where to Find It

The Company has filed and furnished to its shareholders of record the close of business on November 21, 2025 a definitive proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction with Xeno. The proxy statement contains important information about the proposed transaction with Xeno and related matters, including information related to a special meeting of shareholders to be held on January 16, 2026 by the Company seeking required approvals from the shareholders in connection with such transaction. Investors and security holders of the Company are urged to carefully read the entire proxy statement (including any amendments or supplements thereto) because it contains important information about the proposed transaction with Xeno and the matters to be voted on at the special meeting.

Investors and security holders of the Company are able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about the Company and the proposed transaction, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC website (http://www.sec.gov) or from the Company by contacting the Company’s Investor Relations at (857) 412-7018, by submitting a contact form on the Company’s website at https://www.reparerx.com/contact/, or by going to the Company’s Investor Relations page on its website at https://ir.reparerx.com/investor-relations and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be “participants” in the solicitation of proxies from the Company’s shareholders with respect to the transaction with Xeno. Information regarding the identity of the Company’s directors and executive officers, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities is set forth in the definitive proxy statement on Schedule 14A filed with the SEC on December 15, 2025. Information regarding subsequent changes to the holdings of the Company’s securities by the Company’s directors and executive officers can be found in filings on Forms 3, 4, and 5, which are available on the Company’s website at www.reparex.com or through the SEC’s website at www.sec.gov. Additional information regarding the identity of the participants in the proxy solicitation and a description of their direct and indirect interests in the transaction with Xeno, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed with the SEC in connection with the transaction with Xeno. Copies of these documents may be obtained, free of charge, from the SEC or the Company as described in the preceding paragraph.

The Company’s website address is provided in this Current Report on Form 8-K as an inactive textual reference only. The information provided on, or accessible through, the Company’s website is not part of this Current Report on Form 8-K, and therefore is not incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*†	Asset Purchase Agreement, dated as of December 23, 2025, by and between Repare Therapeutics Inc. and Gilead Sciences, Inc.

10.1	Consent to Assignment by and between Repare Therapeutics Inc. and New York University.

99.1	Press Release dated December 24, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the SEC upon request.

†	Certain portions of this exhibit (indicated by asterisks) have been omitted because they are not material and would likely cause competitive harm to Repare Therapeutics Inc. if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPARE THERAPEUTICS INC.

By:	/s/ Steve Forte
Steve Forte President, Chief Executive Officer and Chief Financial Officer

Dated: December 29, 2025